                                                                    EXHIBIT 99.4

The following unaudited pro forma combined condensed consolidated statements of operations of Key3Media Group, Inc. (the "Company") for the year ended December 31, 2000 and the six months ended June 30, 2001 are based on the Company's historical statements of operations, as adjusted to give effect to the acquisition of the NGN Assets, the BCR Assets, the Pulver Assets (each as defined in the Form 8-K/A) and SOFTBANK Forums Japan, Inc. (SFI), an insignificant acquisition as defined in Regulation S-X Rule 3-05 as if they had occurred on January 1, 2000. The following unaudited pro forma combined condensed consolidated balance sheet of the Company as of June 30, 2001 is based on the Company's historical balance sheet, as adjusted to give effect to the acquisition of the NGN Assets, the BCR Assets and the Pulver Assets as of June 30, 2001.

For accounting purposes, the NGN Assets, the BCR Assets and the Pulver Assets were accounted for under the purchase method. Accordingly, the operations of these businesses subsequent to their September 10, 2001 closing date are included in the consolidated financial statements of the Company as of this date. The net assets of NGN, BCR and Pulver have been adjusted to their estimated fair values based on the preliminary purchase price allocation. The acquisition of SFI was accounted for under a transaction between companies under common control. Consequently, the operations of SFI subsequent to its June 1, 2001 closing date are included in the consolidated financial statements of the Company as of this date. The assets and liabilities acquired were recorded using the historical cost basis.

Certain amounts in the NGN, the BCR and the Pulver financial statements have been reclassified to conform to the Company's presentation. The unaudited pro forma combined condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company, NGN, BCR and Pulver. The unaudited pro forma combined condensed consolidated financial information is not necessarily indicative of the actual results of operations or financial position that would have occurred had the above noted acquisitions occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.



                              KEY3MEDIA GROUP, INC.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                      TWELVE MONTHS ENDED DECEMBER 31, 2000


                                           KEY3MEDIA
                                           GROUP, INC      VON         BCR         NGN         SFI        PRO FORMA     PRO FORMA
                                           HISTORICAL   HISTORICAL  HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS(A)    TOTAL
                                           ----------   ----------  ----------  ----------  ----------  --------------    -----
Net revenues                               $ 286,901    $  11,720   $  12,399   $   7,241   $  24,925     $    (677)    $ 342,509

Operating expenses:
Cost of production                            78,497        4,095       5,108       1,478      16,914          (289)      105,803
Selling, general & administrative            106,231          733       4,914       1,593       6,764          (434)      119,801
Special one-time consideration                 2,977           --          --          --          --            --         2,977
Stock based compensation                       7,967           --          --          --          --            --         7,967
Depreciation and amortization                 36,688           --          --          --          --         3,811        40,499
                                           ---------    ---------   ---------   ---------   ---------     ---------     ---------
       Total operating expenses              232,360        4,828      10,022       3,071      23,678         3,088       277,047
Income from operations                        54,541        6,892       2,377       4,170       1,247        (3,765)       65,462

Other income (expense):
Interest expense                             (39,359)          --          --          --         (58)       (6,050)      (45,467)
Interest income                                3,264           --         327          --           1                       3,592
Other income (expense), net                      (17)          --       2,085          --         (44)       (2,085)          (61)
                                           ---------    ---------   ---------   ---------   ---------     ---------     ---------
       Total other income (expense)          (36,112)          --       2,412          --        (101)       (8,135)      (41,936)
                                           ---------    ---------   ---------   ---------   ---------     ---------     ---------
Income (loss) before income taxes
 and extraordinary item                       18,429        6,892       4,789       4,170       1,146       (11,900)       23,526
Income tax provision (benefit)                 9,867          689          62          --         661         1,317        12,596
                                           ---------    ---------   ---------   ---------   ---------     ---------     ---------
Income (loss) from continuing operations
 before extraordinary item                 $   8,562    $   6,203   $   4,727   $   4,720   $     485     $ (13,217)    $  10,930
                                           =========    =========   =========   =========   =========     =========     =========

Income (loss) before extraordinary
 item per common share:

       Basic                               $    0.15                                                                    $    0.18
                                           =========                                                                    =========
       Diluted                             $    0.14                                                                    $    0.17
                                           =========                                                                    =========

Shares used in computing:

       Basic                                  57,589                                            2,955                      60,544
       Diluted                                59,949                                            2,955                      62,904

                              KEY3MEDIA GROUP, INC.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                         SIX MONTHS ENDED JUNE 30, 2001

                                           KEY3MEDIA
                                           GROUP, INC      VON          BCR         NGN         SFI        PRO FORMA     PRO FORMA
                                           HISTORICAL   HISTORICAL   HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS(A)    TOTAL
                                           ----------   ----------   ----------  ----------  ----------  --------------    -----
Net revenues                               $ 123,673    $   6,907    $   4,749   $   2,679   $   2,089     $    (127)    $ 139,970

Operating expenses:
Cost of production                            40,576        2,078        2,469         546       1,550          (202)       47,017
Selling, general & administrative             52,666          378        2,519         748       1,950          (361)       57,900
Stock based compensation                       5,224           --           --          --          --            --         5,224
Depreciation and amortization                 18,766           --           --          --          --         1,905        20,671
                                           ---------    ---------    ---------   ---------   ---------     ---------     ---------
       Total operating expenses              117,232        2,456        4,988       1,294       3,500         1,342       130,812
Income from operations                         6,441        4,451         (239)      1,385      (1,411)       (1,469)        9,158

Other income (expense):
Interest expense                             (25,338)          --           --          --          (9)       (3,025)      (28,372)
Interest income                                2,479           --          172          --           2                       2,653
Other income (expense), net                    6,638           --          692          --          --          (692)        6,638
                                           ---------    ---------    ---------   ---------   ---------     ---------     ---------
       Total other income (expense)          (16,221)          --          864          --          (7)       (3,717)      (19,081)
                                           ---------    ---------    ---------   ---------   ---------     ---------     ---------
Income (loss) before income taxes
 and extraordinary item                       (9,780)       4,451          625       1,385      (1,418)       (5,186)       (9,923)
Income tax provision (benefit)                (2,513)         445           --          --          --          (482)       (2,550)
                                           ---------    ---------    ---------   ---------   ---------     ---------     ---------
Income (loss) from continuing operations
 before extraordinary item                 $  (7,267)   $   4,006    $     625   $   1,385   $  (1,418)    $  (4,704)    $  (7,373)
                                           =========    =========    =========   =========   =========     =========     =========

Income (loss) before extraordinary
 item per common share:

       Basic                               $   (0.11)                                                                    $   (0.11)
                                           =========                                                                     =========
       Diluted                             $   (0.11)                                                                    $   (0.11)
                                           =========                                                                     =========

Shares used in computing:

       Basic                                  65,521                                             2,465                      67,986
       Diluted                                65,521                                             2,465                      67,986

                              KEY3MEDIA GROUP, INC.

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(A) The pro forma adjustments for the twelve months ended December 31, 2000 and for the six months ended June 30, 2001 are as follows (in thousands):

                                                                                INCREASE (DECREASE) TO
                                                                                        INCOME
                                                                             ---------------------------
                                                                             12/31/00            6/30/01
                                                                             --------            -------

       Decrease in net revenues to eliminate events not
       acquired (MultiMedia Com for the twelve months
       ended December 31, 2000 and E-Biz Networks
       for the six months ended June 30, 2001).                               $  (677)             $  (127)

       Decrease in cost of production to eliminate events
       not acquired.                                                          $   289              $   202

       Decrease in selling, general and administrative
       expense to eliminate events not acquired.                              $   434              $   361

       Increase in amortization expense resulting from
       identifiable intangibles assets created by the
       acquisitions. Goodwill resulting from the acquisitions
       is not amortized in accordance with FASB Statement No.
       142, "Goodwill and Other Intangible Assets."                           $ (3,811)            $(1,905)

       Increase in interest expense resulting from the
       borrowings made to consummate the VON, BCR and NGN
       acquisitions.                                                          $ (6,050)            $(3,025)

       Decrease in other income (expense), net to eliminate
       equity earnings in NGN                                                 $ (2,085)            $  (692)

       Increase in income tax (provision) benefit to adjust
       the overall effective tax rate to the Company's
       historical effective tax rate at the end of each                       $ (1,317)            $   482
       period.

                              KEY3MEDIA GROUP, INC.

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

         Pro forma basic and diluted share information is as follows:

                                                                                    (IN THOUSANDS)
                                                                              ---------------------------
                                                                              12/31/00            6/30/01
                                                                              --------            -------
Basic
            Key3Media Group historical weighted average
            shares outstanding                                                 57,589             65,521

            Common shares initially issued in SFI
            acquisition assumed outstanding as of January 1,
            2000                                                                2,955              2,456
                                                                                -----              -----
            Key3Media Group pro forma weighted average
            shares outstanding                                                 60,544             67,986
                                                                               ------             ------
Diluted:
            Key3Media Group historical weighted average
            shares outstanding                                                 59,949             65,521

            Common shares initially issued in SFI
            acquisition assumed outstanding as of January 1,
            2000                                                                2,955              2,456
                                                                                -----              -----
            Key3Media Group pro forma weighted average
            shares outstanding                                                 62,904             67,986
                                                                               ------             ------

                              KEY3MEDIA GROUP, INC.

                      UNAUDITED PRO FORMA COMBINED CONDENSED
                           CONSOLIDATED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  JUNE 30, 2001


                                                       KEY3MEDIA
                                                       GROUP, INC      VON          BCR          NGN       PRO FORMA     PRO FORMA
                                                       HISTORICAL   HISTORICAL   HISTORICAL   HISTORICAL  ADJUSTMENTS(B)   TOTAL
                                                       ----------   ----------   ----------   ----------  --------------   -----
ASSETS
Current assets:
       Cash and cash equivalents                       $  33,019    $      12    $   3,778    $      --    $  (8,304)    $   28,505
       Investments                                            --           --          681           --           --            681
       Accounts receivable, net                           58,907            5        1,184          562           --         60,658
       Prepaid event expenses                              8,274          152          554          159           --          9,139
       Deferred income taxes                               1,745           --           --           --           --          1,745
       Other current assets                                3,552           --           --        1,157       (1,157)         3,552
                                                       ---------    ---------    ---------    ---------    ---------     ----------
           Total current assets                          105,497          169        6,197        1,878       (9,461)       104,280
Property and equipment, net                               15,428           --          132           --           --         15,560
Intangible assets, net                                   829,082            8           --           --      117,948        947,038
Deferred financing costs and other assets                 13,066           --          294                        --         13,360
                                                       ---------    ---------    ---------    ---------    ---------     ----------
           Total assets                                $ 963,073    $     177    $   6,623    $   1,878    $ 108,487     $1,080,238
                                                       =========    =========    =========    =========    =========     ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
       Account payable                                 $  11,888    $     252    $     410    $      --    $      --     $   12,550
       Accrued expenses                                   27,997            1        1,287           --       (1,157)        28,128
       Deferred revenue                                  108,077        2,031        2,463        1,856           --        114,427
       Other current liabilities                           8,855           --           --           22           --          8,877
                                                       ---------    ---------    ---------    ---------    ---------     ----------
           Total current liabilities                     156,817        2,284        4,160        1,878       (1,157)       163,982
Deferred income taxes                                     85,030                                                             85,030
Long-term obligations (net of current maturities)        300,000                                             110,000        410,000
Other long-term liabilities                                   81                                                                 81
Commitments and contingencies
Shareholders' equity:
       Common stock                                          651           --           --           --           --            651
       Additional paid-in-capital                        418,770           --            1           --           (1)       418,770
       Investment by Parent in Equity                         --       (2,107)          --           --        2,107             --
       Retained earnings                                  22,234           --        2,592           --       (2,592)        22,234
       Accumulated comprehensive loss                     (3,966)          --         (130)          --          130         (3,966)
       Deferred compensation                             (16,544)          --           --           --           --        (16,544)
                                                       ---------    ---------    ---------    ---------    ---------     ----------
           Total shareholders' equity                    421,145       (2,107)       2,463           --         (356)       421,145
                                                       ---------    ---------    ---------    ---------    ---------     ----------
           Total liabilities and shareholders' equity  $ 963,073    $     177    $   6,623    $   1,878    $ 108,487     $1,080,238
                                                       =========    =========    =========    =========    =========     ==========

      (B) For purposes of this statement, the total estimated preliminary purchase price was allocated as follows:



                                                                  (in thousands)
                                                                  --------------
Total estimated preliminary purchase price                           $118,304

Less -- Net assets of acquired businesses at June
30, 2001                                                                  356
                                                                     --------
Estimated preliminary purchase price allocated to
goodwill and other intangible assets                                 $117,984
                                                                     ========



      The estimated preliminary purchase price allocated to goodwill and other intangible assets of $117,984 will be further allocated between identifiable and non-identifiable. The identifiable portion will be amortized over 3 years using the straight-line method. The non-identifiable portion will not be amortized but will be subjected to an annual impairment test in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets."

      The pro forma adjustments at June 30, 2001 are as follows (in thousands):


                                                                       INCREASE
                                                                      (DECREASE)
                                                                      ----------
(1)  Net decrease in cash resulting from the acquisition of
     businesses for $118,304 off-set by the borrowings of
     $110,000.                                                        $  (8,304)

(2)  Decrease in other current assets resulting from elimination
     of receivable due from BCR                                       $  (1,157)

(3)  Increase in intangible assets, net is equal to the
     estimated preliminary purchase price less the net
     assets acquired.                                                 $ 117,984

(4)  Decrease in accrued expenses resulting from elimination
     of payable due to NGN                                            $  (1,157)

(5)  Increase in long-term obligations resulting from
     borrowings under the revolving credit facility.                  $ 110,000

(6)  Decrease in additional paid-in-capital resulting from
     the elimination of the acquired businesses' balance.             $      (1)

(7)  Increase in Investment by Parent in Equity resulting
     from the elimination of the acquired business' balance.          $   2,107

(8)  Decrease in retained earnings resulting from the
     elimination of the acquired businesses' balance.                 $  (2,592)

(9)  Increase in accumulated comprehensive loss resulting
     from the elimination of the acquired businesses'
     balance.                                                         $     130